SOLAR POWER SYSTEMS, NET	12 Months Ended
Dec. 31, 2017
SOLAR POWER SYSTEMS, NET
SOLAR POWER SYSTEMS, NET

9. SOLAR POWER SYSTEMS, NET

        Solar power systems, net consist of the following:

	At December 31, 2016	At December 31, 2017
	$	$
Solar power systems in operation	120,935	74,488
Solar power systems under construction	4,782	4,710
Accumulated depreciation	(13,655)	(15,234)

Solar power systems, net	112,062	63,964

        For the years ended December 31, 2017, the Company completed construction of certain solar power projects and transferred from solar power systems to project assets totaling $4.8 million. In connection with decisions to sell certain operating solar power projects, the Company reclassified solar power systems of $42.0 million to assets held-for-sale, of which $40.8 million was sold, during the year ended December 31, 2017. Depreciation expense of solar power systems was $11,340, $16,492 and $5,683 for the years ended December 31, 2015, 2016 and 2017, respectively.